KEMPER ASIAN GROWTH FUND
                               KEMPER EUROPE FUND
                            KEMPER GLOBAL INCOME FUND
                            KEMPER INTERNATIONAL FUND
                SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                               DATED MARCH 1, 1999

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The following disclosure replaces the relevant disclosure in the "Custodian,
Transfer Agent, and Shareholder Service Agent" section of the Funds' Statement of Additional Information.


CUSTODIAN, TRANSFER AGENT AND SHAREHOLDER SERVICE AGENT. The Chase Manhattan Bank ("Chase"), Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of each Fund. Chase attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, is each Fund's transfer agent and dividend-paying agent.

Pursuant to a services agreement with IFTC, Kemper Service Company ("KSvC"), an affiliate of Scudder Kemper, serves as "Shareholder Service Agent" of each Fund and, as such, performs all of IFTC's duties as transfer agent and dividend paying agent. IFTC receives as transfer agent, and pays to KSvC as follows: prior to January 1, 1999, annual account fees at a maximum rate of $6 per account plus account set up, transaction, and maintenance charges, annual fees associated with the contingent deferred sales charge (Class B shares only) and out-of-pocket expense reimbursement and effective January 1, 1999, for the Asian Growth, Europe and International Funds, annual account fees of $10.00 ($18.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B Shares only), an asset-based fee of 0.08% and out-of-pocket reimbursement and, for the Global Income Fund, annual account fees of $14.00 ($23.00 for retirement accounts) plus set up charges, annual fees associated with the contingent deferred sales charges (Class B Shares only), an asset-based fee of 0.05% and out-of-pocket reimbursement.